Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
UNIVERSITY STATION

THIRD AMENDMENT TO LEASE
(SI-BONE, INC.)
THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is made as of June 5, 2026, by and between BIXBY SPE FINANCE 11, LLC, a Delaware limited liability company (“Landlord”), and SI-BONE, INC., a Delaware corporation (“Tenant”).
RECITALS
A.    Landlord and Tenant are parties to that certain Office Lease Agreement (the “Original Lease”) dated as of February 2, 2018, as amended by that certain First Amendment to Lease (the “First Amendment”) dated as of April 16, 2018, and that certain Second Amendment to Lease dated as of July 18, 2024 (collectively, as amended, the “Lease”), with respect to the Premises within that the Building located at 471 El Camino Real, Santa Clara, California. All capitalized terms used herein and not otherwise defined herein shall have the meanings set forth in the Lease.
B.    Pursuant to the Lease, Tenant leases from Landlord the Premises designated as Suite 101 and consisting of approximately 21,848 rentable square feet located on the first (1st) floor of the Building, as more particularly described in the Lease.
C.    Landlord (as Owner) and Tenant (as Licensee) are parties to that certain Telecommunications License Agreement dated October 23, 2019 (the “License Agreement”). Pursuant to the License Agreement, Tenant has the License to use the License Space and the Approved Facilities at the Building for the Permitted Use thereunder (as such terms are defined in the License Agreement).
D.    Landlord and Tenant desire to amend the Lease to extend the Term of the Lease, and to modify other provisions of the Lease, as more particularly described herein.
AGREEMENT
NOW, THEREFORE, in consideration of the mutual covenants contained herein, Landlord and Tenant hereby agree to amend the Lease as follows:
1.Term.
a.Extension of the Term. It is hereby confirmed and agreed that the Term of the Lease is currently scheduled to expire pursuant to the terms thereof on July 31, 2026. Effective as of the date hereof, the Term is hereby extended for an additional period of one (1) month, commencing August 1, 2026 (the “Extension Date”), and expiring August 31, 2026 (the “Expiration Date”). From and after the date hereof, all references to the “Term” in the Lease and this Amendment shall be deemed references to the Term of the Lease, as extended by this Amendment, and all references to the “Expiration Date” in the Lease and this Amendment shall be deemed references to August 31, 2026, unless the Expiration Date is further extended to September 30, 2026, pursuant to and in accordance with the terms and conditions of Section 1.b (Additional Extended Term) below.
b.Additional Extended Term. Notwithstanding anything to the contrary in the Lease, as amended, so long as Tenant has not been in default under the Lease, Tenant shall have the right to further extend the Term of the Lease for an additional period of one (1) month through to and including September 30, 2026 (the “Additional Extended Term”). In order to further extend the Term for the Additional Extended Term, Tenant shall, on or before August 15, 2026, deliver to Landlord a written notice confirming Tenant’s election to further extend the Term (the “Extension Notice”), which Extension Notice may be delivered to Landlord via email to [***] at [***], or such other email address provided by Landlord to Tenant in writing, with a follow up copy being sent to Landlord’s notice address under the Lease. If Tenant properly and timely exercises its right to extend the Term for the Additional Extended Term pursuant to this Section 1.b (Additional Extended Term), then from and after Tenant’s delivery of the Extension Notice to Landlord in accordance with this Section 1.b

Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
(Additional Extended Term), all references to the “Term” in the Lease and this Amendment shall be deemed references to the Term of the Lease, as extended by the Additional Extended Term, and all references to the “Expiration Date” in the Lease and this Amendment shall be deemed references to September 30, 2026. Tenant shall have no additional right to extend the Term of the Lease beyond the Additional Extended Term, and in no event shall the Term of the Lease extend beyond September 30, 2026, as provided herein.
2.Condition and Use of Premises. Landlord shall have no obligation whatsoever to construct leasehold improvements for Tenant or to repair or refurbish the Premises. Tenant confirms that (a) it has accepted the Premises and will continue to occupy such space “AS-IS”, (b) the Premises are suited for the use intended by Tenant, and (c) the Premises are in good and satisfactory condition.
3.Base Rent. In addition to all other amounts due and payable by Tenant under the Lease, Tenant shall pay Base Rent pursuant to the terms of the Lease, as amended. From and after the Extension Date, and continuing through to and including the Expiration Date hereunder (as may be extended through to and including September 30, 2026, pursuant to Section 1.b (Additional Extended Term) above), Tenant shall pay Base Rent in the amount of $43,696.00 per month (calculated at the rate of $2.00 per rentable square foot of the Premises per month).
4.Operating Expenses and Taxes. In addition to all other amounts due and payable by Tenant under the Lease, Tenant shall pay Tenant’s Share of Operating Expenses and Taxes pursuant to the terms of the Lease, as amended.
5.Security Deposit. Landlord is currently holding a Security Deposit in the amount of $199,570.56 under the Lease (the “Security Deposit”). The Security Deposit shall be held pursuant to the terms of the Lease, including Section 5 (Security Deposit) of the Original Lease, through the date Tenant has satisfied all of its obligations of the Lease, as amended.
6.Brokers. Tenant represents and warrants to Landlord that it has not engaged any broker, finder or other person who would be entitled to any commission or fees in respect of the negotiation, execution or delivery of this Amendment, and shall indemnify, defend and hold harmless Landlord against any loss, cost, liability or expense incurred by Landlord as a result of any claim asserted by any broker, finder or other person on the basis of any arrangements or agreements made or alleged to have been made by or on behalf of Tenant. The provisions of this section shall not apply to brokers with whom Landlord has an express written broker agreement.
7.Entire Agreement. The Lease, as amended by this Amendment, and the Extension Notice (if delivered by Tenant to Landlord pursuant to Section 1.b (Additional Extended Term) above), constitutes the entire agreement between Landlord and Tenant regarding the subject matter hereof and supersedes all verbal statements and prior writings related thereto.
8.Continuing Effectiveness. The Lease, except as amended hereby, remains unamended, and as amended hereby, remains in full force and effect. Tenant hereby confirms that no default exists under the Lease.
9.Counterparts; Electronic Delivery/Signatures. This Amendment may be executed in one (1) or more counterparts, each of which shall constitute an original and all of which shall be one and the same agreement. The parties may exchange electronic counterpart signatures by electronic transmission and the same shall constitute execution and delivery of this Amendment with respect to the delivering party. If a variation or discrepancy among counterparts occurs, the copy of this Amendment in Landlord's possession shall control.
10.Execution by Both Parties. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or an option for lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant has occurred, and Landlord’s lender holding a lien with respect to the Building has approved this Amendment and the terms and conditions hereof.
11.Authorization. The individuals signing on behalf of Tenant each hereby represents and warrants that such individuals have the capacity set forth on the signature pages hereof and have full power and authority to bind Tenant to the terms hereof. Two (2) authorized officers must sign on behalf of Tenant.
12.Confidentiality. The terms of Section 28.11 (Confidentiality) of the Original Lease shall continue to apply to the terms of the Lease, as amended hereby.

Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
13.Required Accessibility Disclosure. The terms of Section 9 (Required Accessibility Disclosure) of the First Amendment shall continue to apply to the Lease, as amended hereby.
14.Tenant Not a Qualified Commercial Tenant. Tenant hereby represents and warrants to Landlord that as of the date of execution and delivery of this Amendment, Tenant is not a “qualified commercial tenant” under the terms of California law. Under applicable California law, a “qualified commercial tenant” means and includes an entity which is (i) a private non-profit organization under 501(c)(3) with fewer than 20 employees, (ii) a restaurant with fewer than 10 employees, or (iii) a sole proprietorship, partnership, limited liability company or corporation with 5 or fewer employees (including the owner) which entity generally lacks sufficient access to loans, equity, or other financial capital. If at any time during the Term of the Lease, Tenant becomes an entity which is a “qualified commercial tenant” in accordance with the terms of applicable California law, Tenant covenants and agrees that Tenant shall promptly deliver to Landlord written notice confirming that Tenant has become a “qualified commercial tenant” and setting forth in reasonable detail the facts that support Tenant’s qualification as a “qualified commercial tenant”. Following Landlord’s receipt of such written notification by Tenant, Tenant covenants and agrees to execute and deliver to Landlord such additional provisions and documents as may be required to comply with applicable California law with regard to “qualified commercial tenants”.
[LANDLORD’S SIGNATURE ON PAGE S-1 AND TENANT’S SIGNATURE ON PAGE S-2]

Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
    IN WITNESS WHEREOF, Landlord has executed this Amendment as of the day and year first above written.
LANDLORD:
BIXBY SPE FINANCE 11, LLC,
a Delaware limited liability company
By:    Bixby SPE Finance, LLC,
    a Delaware limited liability company
    its sole Member and Manager
    By:     Bixby Land Company,
        a California corporation
        its sole Member and Manager
        By:     /s/ William DeLaney
        Name:    William DeLaney
        Title:     Vice President of Operations

        By:     /s/ Matt Ela
        Name:    Matt Ela
        Title:     Chief Operating Officer

[TENANT’S SIGNATURE ON FOLLOWING PAGE S-2]

S-1

Exhibit 10.1
CERTAIN INFORMATION IDENTIFIED BY “[***]” HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH NOT MATERIAL AND IS THE TYPE OF INFORMATION THAT THE REGISTRANT TREATS AS PRIVATE OR CONFIDENTIAL.
    IN WITNESS WHEREOF, Tenant has executed this Amendment as of the day and year first above written.
TENANT:
SI-BONE, INC.,
a Delaware corporation

By:     /s/ Michael Pisetsky
Name:    Michael Pisetsky
Its:    Chief Business & Legal Affairs Officer

By:     /s/ Anshul Maheshwari
Name:    Anshul Maheshwari
Its:    Chief Operating Officer & Financial Officer

    [***]
Tenant's Tax ID Number (SSN or FEIN)

S-2